                                                                 Exhibit 10.1(b)




                           SECOND AMENDMENT TO LEASE
                                 (8383 Wilshire)



        THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into as of the 16th day of January, 2003 (the "Effective Date"), by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and MATCHNET .PLC, a public limited company organized and existing under the laws of England and qualified to do business in California ("Tenant").

                                    RECITALS

        A. Landlord and Tenant entered into that certain Standard Office Lease, dated as of September 1, 2000, as amended by that certain First Amendment to Standard Office Lease, dated as of September 5, 2000 (as so amended, the "Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space in that certain building located and addressed at 8383 Wilshire Boulevard, Beverly Hills, California (the "Building").

        B. By this Second Amendment, Landlord and Tenant desire to substitute the New Premises for the Existing Premises (as those terms are hereinafter defined), to extend the Term, and to otherwise modify the Lease as provided herein.

        C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. Existing Premises; New Premises. Landlord and Tenant hereby agree that pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord that certain office space in the Building containing 6,516 rentable square feet located on the ground floor of the Building and known as Suite 104 (the "Existing Premises"), as outlined on Exhibit A to the Lease. As of the earlier of (i) Tenant's Substantial Completion of the Improvements in the New Premises, and (ii) April 1, 2003 (the "New Premises Commencement Date"); Landlord shall lease to Tenant and Tenant shall lease from Landlord that




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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]
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certain office space in the Building containing 12,711 rentable square feet located on the eighth (8th) floor of the Building, currently known as Suite 800, as outlined on Exhibit "A" attached hereto and made a part hereof. For purposes of this Second Amendment, "Substantial Completion of the Improvements" shall occur upon the completion of construction of the improvements to be constructed by Tenant in the New Premises pursuant to approved plans and specifications in accordance with the terms of the Lease, with the exception of any punch list items and any fixtures, furniture or equipment to be installed by Tenant. Landlord's delivery of the New Premises on the New Premises Commencement Date shall be subject to and conditioned on Tenant's vacation and return of exclusive possession of the Existing Premises to Landlord on or before March 31, 2003, in good and broom clean condition, including, without limitation, with all necessary repairs completed to the Existing Premises and the systems therein necessitated by Tenant's removal of the Supplemental HVAC system (as provided in Section 5 below). The parties acknowledge and agree that notwithstanding anything to the contrary contained in Article 29 of the Lease, Tenant shall have no obligation to remove the affixed partitioning or any telephone or data cabling currently existing in the Existing Premises. In the event Tenant does not comply with the terms of the foregoing, Tenant shall become a tenant at sufferance during Tenant's holdover of the Existing Premises and shall be responsible for holdover rent and any costs or damages incurred by Landlord resulting in connection therewith in accordance with the Lease. All references in the Lease to the "Premises" shall mean and thereafter refer to the New Premises, as herein defined.

        2. Extended Term. The Term shall be extended such that the Lease shall terminate on July 31, 2006 ("New Termination Date"). The period from the New Premises Commencement Date through the New Termination Date specified in the sentence above, shall be referred to herein as the "Extended Term." Tenant shall continue to have the right to extend the Lease with respect to the New Premises in accordance with and subject to the terms of Article 31 of the Lease.

        3. Monthly Basic Rental. Notwithstanding anything to the contrary in the Lease, during the Extended Term, Tenant shall pay, in accordance with the provisions of Article 3 of the Lease, as amended by this Section 3, Monthly Basic Rental for the New Premises as follows:



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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]

                                                       Monthly Basic Rental per
Extended Term               Monthly Basic Rental         Rentable Square Foot
-------------               --------------------       ------------------------
New Premises
Commencement
Date - Month 12                 $26,057.55                     $2.05

Months 13 - 24                  $26,820.21                     $2.11

Months 25 - 36                  $27,582.87                     $2.17

Month 37 - New
Termination Date                $28,472.64                     $2.24


Tenant shall pay to Landlord the first month's Basic Rental, or $26,057.55, concurrently with Tenant's execution of this Second Amendment.

        4. Base Year and Tenant's Proportionate Share. The Base Year shall be modified to refer to the calendar year 2003, and Tenant's Proportionate Share shall be amended to be 3.05%.

        5. Condition of the New Premises. Tenant hereby agrees to accept the New Premises in its "as-is, where-is" condition and Tenant hereby acknowledges that Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the New Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the New Premises. Notwithstanding the foregoing, Tenant shall have the right to remove the supplemental heating, ventilation and air conditioning ("HVAC") system currently serving the Existing Premises, and to install same in the New Premises, using authorized personnel and subject to plans and specifications approved by Landlord, both in Landlord's sole discretion, and in accordance with the terms of the Lease regarding same, including, without limitation, Articles 9 and 10 thereof.

        6. Parking. Notwithstanding anything to the contrary contained in the Lease, Tenant shall rent thirty-two (32) unreserved parking passes in the Building's parking facility during the Extended Term in accordance with and subject to the terms of Article 23 of the Lease, provided that the rates applicable to such parking passes shall be the prevailing rates charged by Landlord



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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]
for such passes from time to time, which rates are currently $110.00 per unreserved parking pass per month, plus any applicable parking taxes thereon.

        7. Security Deposit. Tenant has previously deposited with Landlord Seventeen Thousand Five Hundred Twenty-Eight and 04/100 Dollars ($17,528.04) as a Security Deposit under the Lease. Provided that Tenant is not in default under the Lease, Landlord shall apply the existing Security Deposit to the amount owed hereunder, whereby Tenant shall be obligated to pay the balance, or Ten Thousand Fifty-Four and 83/100 Dollars ($10,054.83), to Landlord concurrently with Tenant's execution of this Second Amendment, for a total Security Deposit of Twenty Seven Thousand Five Hundred Eighty-Two and 87/100 Dollars ($27,582.87). Landlord shall continue to hold the Security Deposit, as increased herein, in accordance with the terms and conditions of Article 4 of the Lease.

        8. Notice of Lease Term Dates. Upon Landlord's request, Tenant agrees to execute and deliver a commencement letter in a form substantially similar to that attached hereto as Exhibit "B" after the New Premises Commencement Date.

        9. Brokers. Notwithstanding anything to the contrary contained in the Lease, each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Second Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity that claims or alleges that they are entitled to a commission based on the acts of the indemnifying party.

        10. Defaults. Tenant hereby represents and warrants to Landlord that, as of the date of this Second Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time or notice or both, would constitute a default under the Lease by either Landlord or Tenant.

        11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE (AS AMENDED BY THIS SECOND AMENDMENT), FOR DAMAGES FOR ANY BREACH UNDER THE LEASE (AS AMENDED BY THIS SECOND AMENDMENT); OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE (AS AMENDED BY THIS SECOND AMENDMENT).



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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]

        12. No Further Modification. Article 32 and Exhibit "D" are void and of no force and effect. Except asset forth in this Second Amendment, all of the terms and provisions of the Lease shall apply during the Extension Term and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease, as amended by this Second Amendment.

        IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

"LANDLORD"

ARDEN REALTY .LIMITED PARTNERSHIP,
a Maryland limited partnership

By:     ARDEN REALTY, INC.,
        a Maryland corporation
        Its: Sole General Partner


        By:  /s/ Victor J. Coleman
             -------------------------------
             VICTOR J. COLEMAN
             Its:  President and COO


        By:  /s/ Robert C. Peddicord
             -------------------------------
             Its:  Senior Vice President
                   Leasing and Operations

"TENANT"

MATCHNET PLC,
a public limited company organized and existing under the laws of England


By:.      /s/ Joe Shapira
     ---------------------------
     Its: CEO
          ----------------------

By.
     ---------------------------
     Its:
         -----------------------




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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]

                                   EXHIBIT "A"

                                  NEW PREMISES






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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]

                            [Diagram of New Premises]

                                   EXHIBIT "B"

                           NOTICE OF LEASE TERM DATES

TO:                                                  DATE:              , 200
    --------------------------------------                --------------     --

    --------------------------------------
    Attention:
              ----------------------------

RE: Second Amendment dated January 16, 2003, between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and MATCHNET PLC ("Tenant"), concerning Suite 800 located at 8383 Wilshire Boulevard, Beverly Hills, California.

Dear Mr. [or Ms.]                   :
                  ------------------

        In accordance with the Second Amendment, Landlord wishes to advise and/or conform the following:

        1. That the Tenant has surrendered Suite 104 and is now in possession of the New Premises and acknowledges that under the provisions of the Second Amendment, the New Premises Extended Term of Tenant's lease of the Premises commenced as of , 2003 for a term of __________ (_______) years ending on ______________, 2006.

        2. That in accordance with the Second Amendment, Monthly Basic Rental for the New Premises Extended Term commenced to accrue on ______________, 2006.

        3. The exact number of rentable square feet within the Premises is 12,711 square feet.

AGREED AND ACCEPTED:

TENANT:

MATCHNET PLC,
a public limited company organized and existing under the laws of England

By:
    -------------------------
Its:
    -------------------------


By:
    -------------------------
Its:
    -------------------------

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                                                                  8383 WILSHIRE
                                                                  [MatchNet PLC]


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